UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2023

BEACON ROOFING SUPPLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Huntmar Park Drive, Suite 300, Herndon, VA 20170
(Address of Principal Executive Offices) (Zip Code)
(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
(a) 2023 Annual Meeting of Stockholders
On May 17, 2023, Beacon Roofing Supply, Inc. (the “Company”) held its Annual Meeting of Stockholders, at which the Company’s stockholders considered five (5) proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 5, 2023 (the “Proxy Statement”). There were 74,022,648 votes eligible to be cast and there were shares representing 56,267,677 votes present in person or by proxy at the 2023 Annual Meeting of Stockholders, representing seventy-six and 1/100 percent (76.01%) of the votes eligible to be cast.
(b) Voting Results
Proposal No. 1 - Stockholders elected thirteen directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are elected and qualified. The final votes with respect to each director nominee were:

	For	Withheld	Broker Non-Votes
Philip W. Knisely	54,207,057	737,471	1,323,149
Julian G. Francis	54,355,232	589,296	1,323,149
Major General (Ret.) Barbara G. Fast	54,345,636	598,892	1,323,149
Richard W. Frost	54,122,802	821,726	1,323,149
Alan Gershenhorn	50,353,800	4,580,051	1,333,826
Melanie M. Hart	54,591,553	352,975	1,323,149
Racquel H. Mason	54,544,922	399,606	1,323,149
Robert M. McLaughlin	54,508,800	435,728	1,323,149
Earl Newsome, Jr.	54,270,572	673,956	1,323,149
Neil S. Novich	54,320,745	623,783	1,323,149
Stuart A. Randle	53,980,391	964,137	1,323,149
Nathan K. Sleeper	54,340,271	604,257	1,323,149
Douglas L. Young	54,507,230	437,298	1,323,149

Proposal No. 2 - Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The final votes were:

For	55,608,298
Against	548,451
Abstain	110,928
Broker Non-Votes	—

Proposal No. 3 – Stockholders approved the compensation for the Company’s named executive officers as presented in the Proxy Statement on a non-binding, advisory basis. The final votes were:

For	54,314,316
Against	510,093
Abstain	120,119
Broker Non-Votes	1,323,149

Proposal No. 4 – Stockholders determined how often the Company will include a proposal, similar to Proposal No. 3 above, in our annual Proxy Statement on a non-binding, advisory basis. The final votes were:

1Yr.	51,255,978
2Yr.	23,699
3Yr.	3,548,088
Abstain	116,763
Broker Non-Votes	1,323,149
Based on the voting results for this proposal, the Company has decided to hold a shareholder vote to approve executive compensation every year until the next required vote on the frequency of shareholder votes on executive compensation.

Proposal No. 5 – Stockholders approved the Company's 2023 Employee Stock Purchase Plan. The final votes were:

For	54,798,770
Against	35,292
Abstain	110,466
Broker Non-Votes	1,323,149

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: May 19, 2023	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer